UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2026

Commission	Registrant; State of Incorporation;			I.R.S. Employer
File Number	Address; and Telephone Number			Identification No.

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY			21-0485010
	(A	New Jersey	Corporation)
	300 Madison Avenue
	Morristown	NJ	07962
	Telephone	(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Completion of Notes Offering

On May 6, 2026 (the “Closing Date”), Jersey Central Power & Light Company (the “Company”) completed its offering of $350,000,000 aggregate principal amount of its 4.600% Senior Notes due 2030 (the “Notes”), which were issued pursuant to a purchase agreement dated May 4, 2026 (the “Purchase Agreement”), by and among the Company and PNC Capital Markets LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc., acting as representatives of the several initial purchasers named in Schedule 1 to the Purchase Agreement. The Company intends to use the net proceeds from the sale of the Notes for (i) the refinancing of any short-term or long-term indebtedness of the Company, (ii) capital expenditures, (iii) other permitted general corporate purposes, and (iv) any combination of the foregoing. The Notes are senior unsecured general obligations of the Company.

The Notes were issued pursuant to an Indenture, dated as of July 1, 1999 (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of October 31, 2007 and as further supplemented by a Company Order, dated as May 6, 2026 (the “Company Order” and, together with the Base Indenture, as so amended and supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The Notes bear interest at a rate of 4.600% per year, payable semi-annually in arrears on each January 15 and July 15, beginning on January 15, 2027. The Notes will mature on January 15, 2030, provided that the Notes will be redeemable, in whole or in part, at the Company’s option, at any time prior to December 15, 2029 (the date that is one month prior to the scheduled maturity date) at a “make-whole” redemption price (as set forth in the Indenture) and, on or after such date, at par. The Indenture contains customary covenants, such as reporting of annual and quarterly financial results and restrictions on certain mergers and consolidations. The Notes and the Indenture also contain customary events of default, including failure to pay principal or interest, breach of covenants, and bankruptcy events, all subject to terms, including notice and cure periods, as set forth in the Indenture. The Notes and the Indenture do not contain any financial covenants.

The Notes were offered and sold only to qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and to non-U.S. persons (as defined in Regulation S under the Securities Act) pursuant to Regulation S. The Notes have not been registered under the Securities Act or any other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Entry into Registration Rights Agreement

In connection with its offering of the Notes, the Company has entered into a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file a registration statement with the Securities and Exchange Commission with respect to an offer to exchange the Notes for a new issue of notes registered under the Securities Act and to complete such exchange offer no later than 366 days after the Closing Date. In certain circumstances, the Company may be required to file a shelf registration statement covering resales of the Notes.

The foregoing descriptions of the Indenture, the Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the First Supplemental Indenture, the Company Order, the Form of Note and Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

Exhibit No.	Description
4.1
Indenture, dated as of July 1, 1999, by and between Jersey Central Power & Light Company and The Bank of New York Mellon Trust Company, as eventual successor to U.S. Trust Company of New York, which was the original trustee (incorporated by reference to the Company’s Form S-4 filed April 1, 2025, Exhibit 4.1, File No. 333-286328).

4.2
First Supplemental Indenture, dated as of October 31, 2007, by and among Jersey Central Power & Light Company and The Bank of New York, as resigning trustee, and The Bank of New York Trust Company, N.A., as successor trustee. (incorporated by reference to the Company’s Form S-4 filed April 1, 2025, Exhibit 4.5, File No. 333-286328).

4.3	Company Order, dated as of May 6, 2026, with respect to the 4.600% Senior Notes due 2030.

4.4	Form of 4.600% Senior Notes due 2030.
10.1
Registration Rights Agreement, dated as of May 6, 2026, by and among Jersey Central Power & Light Company and PNC Capital Markets LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc., acting as representatives of the initial purchasers of the 4.600% Senior Notes due 2030.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: Statements in this document regarding the Company that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity, and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, the Company undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the Company’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Cautionary Note Regarding Forward-Looking Statements set forth in these filings and any updates to such risk factors and Cautionary Note Regarding Forward-Looking Statements contained in any subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2026

JERSEY CENTRAL POWER & LIGHT COMPANY
Registrant

By:	/s/ Teresa Reed
Teresa Reed Vice President, State Finance and Regulatory